UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

PARKE BANCORP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 30, 2010

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Parke Bancorp, Inc., we invite you to attend our Annual Meeting of Shareholders to be held at the Terra Nova restaurant, 590 Delsea Drive, Washington Township, New Jersey, on April 27, 2010, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but it will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

/s/ Vito S. Pantilione
Vito S. Pantilione
President and Chief Executive Officer

PARKE BANCORP, INC.
601 DELSEA DRIVE
WASHINGTON TOWNSHIP, NEW JERSEY 08080

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 27, 2010

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Parke Bancorp, Inc. will be held at the Terra Nova restaurant, 590 Delsea Drive, Washington Township, New Jersey, on April 27, 2010, at 10:00 a.m. for the following purposes:

1.	To elect four directors;

2.	To ratify the appointment of McGladrey & Pullen, LLP as our independent auditor for the fiscal year ending December 31, 2010;

3.	To approve an advisory (non-binding) proposal regarding our executive compensation; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on March 18, 2010, as the record date for determination of the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David O. Middlebrook
David O. Middlebrook
Corporate Secretary
Washington Township, New Jersey
March 30, 2010
Important Notice Regarding Internet
Availability of Proxy Materials
For the Shareholder Meeting to be
Held on April 27, 2010
The Proxy Statement and Annual Report to
Shareholders are available at
www.cfpproxy.com/5403

PROXY STATEMENT
OF
PARKE BANCORP, INC.
601 DELSEA DRIVE
WASHINGTON TOWNSHIP, NEW JERSEY 08080

ANNUAL MEETING OF SHAREHOLDERS
APRIL 27, 2010

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Parke Bancorp, Inc., the bank holding company of Parke Bank, a New Jersey chartered commercial bank, to be used at an Annual Meeting of Shareholders to be held at the Terra Nova restaurant, 590 Delsea Drive, Washington Township, New Jersey, on April 27, 2010, at 10:00 a.m. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to shareholders on or about March 30, 2010.

At the Annual Meeting, shareholders will consider and vote upon (i) the election of four directors of the Company; (ii) the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2010 and (iii) an advisory (non-binding) proposal regarding executive compensation.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournment thereof.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $.10 par value (the “Common Stock”), as of the close of business on March 18, 2010 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 4,034,639 shares of Common Stock were outstanding. Each share of Common Stock has one vote on each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” its nominees for director, “FOR” the ratification of the appointment of McGladrey &

Pullen, LLP as our independent auditors and “FOR” the advisory proposal regarding executive compensation.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must advise the Company’s Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

Vote Required

The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return a valid proxy or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner. Please note that the New York Stock Exchange (“NYSE”) rules that guide how brokers vote your stock have changed. Your brokerage firm or other nominee may no longer vote your shares with respect to Proposal One without specific instructions from you as to how to vote with respect to the election of each of the four nominees for director, because the election of directors is no longer considered a “routine” matter under the NYSE rules.

In voting on the election of a director, you may vote in favor of the nominee or withhold votes as to the nominee. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of McGladrey & Pullen LLP as our independent auditors or the proposal regarding executive compensation, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, these proposals require the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on these proposals.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports regarding their ownership with the Securities and Exchange Commission. A person is the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power over the shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information as of the Record Date with respect to the persons or groups known to the Company to beneficially own more than 5% of the Common Stock as well as directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
Jeffrey H. Kripitz C/o Parke Bancorp, Inc. 601 Delsea Drive Washington, Township, NJ 08080	249,881 (1)	6.18%

Celestino R. Pennoni C/o Parke Bancorp, Inc. 601 Delsea Drive Washington Township, NJ 08080	220,463 (2)	5.42%

Banc Fund VI L.P. And Banc Fund VII L.P. 208 S. LaSalle Street Chicago, IL 60604	203,795 (3)	5.05%

Directors and Executive Officers As a Group (17 persons)	1,714,030	39.71%

(1)
This information is based solely on information as of March 18, 2010 provided to the Company by Mr. Kripitz, a director of the Company and includes 11,385 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.

(2)
This information is based solely on information as of March 18, 2010, provided to the Company by Mr. Pennoni, a director of the Company and includes 30,866 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.

(3)
This information is based solely on Schedule 13G/A, filed February 9, 2010, filed with the Securities and Exchange Commission by Banc Fund VI L.P. and Banc Fund VII L.P. According to the Schedule 13G, Charles J. Moore, the controlling person of each of Banc Fund VI L.P. and Banc Fund VII L.P., exercises sole voting and dispositive power with respect to all of these shares.

PROPOSAL I –- ELECTION OF DIRECTORS

The Board of Directors currently consists of twelve members divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by our shareholders for staggered three-year terms, or until their successors are elected and qualified. A total of four directors currently serving on the Board of Directors of the Company whose terms expire in 2010 will be elected at the Annual Meeting.

It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees for the terms indicated. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of

Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

The following table sets forth for the nominees, the directors continuing in office and certain executive officers: name, age, the year the individual first became a director or officer of the Company, the term of office and the number and percentage of shares of Common Stock beneficially owned by each of them as of the Record Date.

				Shares of
	Age at	Year First	Term of	Common Stock		Percent
	December	Elected or	Office	Beneficially		of
Name	31, 2009	Appointed	Expires	Owned(1)		Class

BOARD NOMINEES FOR TERM TO EXPIRE IN 2013

Fred G. Choate	64	2005	2010	16,181	(2)	*
Edward Infantolino	62	2007	2010	116,424	(3)	2.88%
Jeffrey H. Kripitz	58	2007	2010	249,881	(4)	6.18%
Jack C. Sheppard, Jr.	56	2007	2010	133,899	(5)	3.31%

DIRECTORS CONTINUING IN OFFICE

Thomas Hedenberg	65	2007	2011	79,203	(6)	1.96%
Celestino R. Pennoni	72	2005	2011	220,463	(7)	5.42%
Richard Phalines	66	2007	2011	165,021	(8)	4.08%
Ray H. Tresch	72	2007	2011	121,400	(9)	3.00%
Daniel J. Dalton	60	2005	2012	102,039	(10)	2.52%
Arret F. Dobson	38	2007	2012	111,456	(11)	2.75%
Anthony J. Jannetti	72	2007	2012	153,849	(12)	3.80%
Vito S. Pantilione	58	2007	2012	152,645	(13)	3.73%

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

David O. Middlebrook Senior Vice President	51	N/A	N/A	41,755	(14)	1.03%
John F. Hawkins Senior Vice President and Chief Financial Officer	55	N/A	N/A	—		*
Elizabeth A. Milavsky Executive Vice President	58	N/A	N/A	32,454	(15)	*
Paul E. Palmieri Senior Vice President	51	N/A	N/A	17,341	(16)	*
Daniel Sulpizio Senior Vice President	48	N/A	N/A	19		*

*	Less than 1%
(1)	Includes shares of Common Stock held directly, as well as by spouses or minor children, in trust and other indirect beneficial ownership.
(2)	Includes 15,180 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(3)	Includes 11,385 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(4)	Includes 11,385 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(5)	Includes 11,385 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(6)	Includes 12,903 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.

(7)	Includes 30,866 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(8)	Includes 11,385 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(9)	Includes 11,385 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(10)	Includes 15,180 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(11)	Includes 11,385 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(12)	Includes 11,385 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(13)	Includes 57,569 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(14)	Includes 35,579 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(15)	Includes 20,644 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(16)	Includes 13,965 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.

Biographical Information

Set forth below are biographies of the nominees for director, the continuing directors and the executive officers of the Company.  These biographies contain information regarding the person’s service as a director, business experience, other directorships at any point during the last five years with any other public companies, information regarding involvement with certain types of proceedings, if applicable, and the experience, qualifications, attributes or skills that caused the Nominating Committee and the Board to nominate the individual for re-election to the Board in 2010 and that qualify the Continuing Directors to continue to serve on the Board.

Nominees for Director:

Fred G. Choate. Mr. Choate is the President and controlling shareholder of Greater Philadelphia Venture Capital Corporation, a position he has held since 1997. From 1987 to 1997, Mr. Choate was a principal in Sandhurst Company, a venture capital fund. Mr. Choate is a director of Escalon Medical Corp. (Nasdaq: ESMC), a company that develops, markets and distributes ophthalmic diagnostic, surgical and pharmaceutical products and other medial devices. Mr. Choate has also served on the audit committee of the board of directors of another financial institution. Mr. Choate has an extensive financial background and audit committee experience with other companies.

Dr.Edward Infantolino. is President of Ocean Internal Medicine Associates, P.A. and has practiced as an internist in both Atlantic City and Somers Point, New Jersey since 1977. He is a member of the National Association of Realtors, the New Jersey Association of Realtors and Atlantic City and County Board of Realtors. He is president of the Atlantic Investment Club. He has a license to sell real estate in Florida. Dr. Infantolino is also the owner and principal broker of Keyland Real Estate in Celebration, Florida. Dr. Infantolino’s business and real estate background is an asset to the Board of Directors.

Jeffrey H. Kripitz. Mr. Kripitz is the owner and operator of Jeff Kripitz Agency in Northfield, New Jersey. He specializes in employee benefits such as life, health and long term care insurance for both businesses and individuals.  He is presently the President and a member of the Board of Directors of the

Federation of Jewish Agencies of Atlantic and Cape May counties. Mr. Kripitz’s risk experience and exposure to multiple industries and businesses greatly enhances the depth of the Board of Directors.

Jack C. Sheppard, Jr. From 1983 to 2004, Mr. Sheppard was Vice President and Treasurer of Storrie, Budd & Jones Agency, Inc., providing a full range of insurance products. He is currently an Executive Vice President with Bollinger Insurance in Moorestown, New Jersey. He currently serves on the Board of Trustees of Newport Behavioral Health Care, The Abilities Center for Southern New Jersey, and is a member of the Advisory Committee at Allies, Inc. Mr. Sheppard is a life member of the American Insurance Marketing & Sales Society (AIMS), and a member of the Board’s strategic planning committee. Mr. Sheppard’s insurance experience and extensive community involvement strengthens the Board, and its understanding of risk.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
ELECTION OF THE ABOVE NOMINEES

Continuing Directors:

Thomas Hedenberg. Mr. Hedenberg is Vice-Chairman of the Bank. From 1969 to the present, Mr. Hedenberg has been a builder and land developer, developing numerous residential, commercial and industrial projects. Some of his projects include Hollydell Business Park, Glassboro Business Park, Bunker Hill Medical Center, Wedgewood Village Shopping Center and Point Plaza Shopping Center. He has also developed and is a general partner in the Hollydell Ice Arena. His current projects include the Parke Place Community where the Bank has its main offices and development of office and retail buildings and age-restricted apartments at the Riverwinds Community in West Deptford, New Jersey. Mr. Hedenberg’s real estate development expertise greatly enhances the Boards understanding of the regional market and its impact on the Company.

Celestino R. (“Chuck”) Pennoni. Mr. Pennoni is currently Chairman of the Board of Directors of the Company and the Bank. From 1966 to the present, Mr. Pennoni has been Chairman and Chief Executive Officer of Pennoni Associates, a consulting engineering firm headquartered in Philadelphia with over 800 employees in 22 offices in the northeastern United States, a firm founded by Mr. Pennoni in 1966. He is also past Chairman of the Board of Trustees of Drexel University, where he earned a Bachelors of Science and Master of Sciences degrees in civil engineering and was awarded an honorary doctorate. Mr. Pennoni is currently on leave of absence from Pennoni Associates and is serving as Interim President of Drexel University, a position he also held in 1994–1995. Mr. Pennoni is also past President of The American Society of Civil Engineers, the accreditation board for engineering and technology, and The United Engineering Trustees. He is also a member of the National Academy of Engineering and is a licensed professional engineer. Mr. Pennoni’s years of business and academic experience and accomplishments has greatly enhanced the Company through his leadership of the Board.

Richard Phalines. Mr. Phalines has been the co-owner of Concord Truss Company since 1982. Mr. Phalines is currently chairman of the local Planning/Zoning Board in Woodbury Heights and is a member of the Board of Directors of the Mid-Atlantic Chapter of the Wood Truss Council of America. Mr. Phalines’ has extensive knowledge of the regional construction and real estate development industries, bringing this knowledge to his position as chair of the loan committee.

Ray H. Tresch. Mr. Tresch has been the owner, President and Chief Executive Officer of Redy Mixt Konkrete in Woodbury, New Jersey for over forty-five years. He is also the President and Chief Executive Officer of Woodbury Cement Products in Woodbury, New Jersey. Mr. Tresch is also a real estate developer in numerous projects in Gloucester County, New Jersey.  He is also currently the

Secretary, Treasurer and partner of Gibbsboro Block in Voorhees, New Jersey, and the managing director and general partner of Hollydell Ice Arena. Mr. Tresch is also a general partner in the development of professional office buildings, retail commercial buildings, and age-restricted condominiums and apartments in Gloucester County, New Jersey. Mr. Tresch has extensive knowledge of the regional construction and real estate development markets, greatly enhancing the Board’s understanding of these industries and impact on the Bank’s lending activities.

Daniel J. Dalton. Mr. Dalton presently serves as Vice President of Brown & Brown, of New Jersey, a full service insurance agency with offices throughout the state of New Jersey. He was President of Dalton Insurance Agency, LLC from 1997 to 2007. Mr. Dalton served as the New Jersey Secretary of State from 1992 through 1994 and served in both the New Jersey State Senate and Legislative Assembly. He was a founding Director and past President of the Boys and Girls Club of Gloucester County. He also has served as a Board member of the New Jersey Casino Reinvestment Development Authority. The political and business experience that Mr. Dalton possesses enhances the depth of the Board.

Arret F. Dobson. From 1989 to the present, Mr. Dobson has been a builder and land developer, developing numerous residential and commercial projects. Mr. Dobson is President of, and has an ownership interest in, the White Oaks Country Club located in Newfield, New Jersey. The diversified professional background of Mr. Dobson supports the Company’s understanding of business trends.

Anthony J. Jannetti. Mr. Jannetti is President of Anthony J. Jannetti, Inc., a national health care marketing, communications, publishing and management firm located in Pitman, New Jersey. Mr. Jannetti currently serves on the Board of Trustees of the Education Foundation, Banner Health Foundation formerly the Samaritan Foundation, the Nursing Economic Foundation and the Foundation of the National Student Nurses Association. He is also an Honorary Member of the American Nephrology Nurses’ Association, National Student Nurses’ Association, National Association of Orthopedic Nurses, National Association of Pediatric Nurse Associates and Practitioners and The Oncology Nursing Society. Mr. Jannetti is also a member of The American Society of Association Executives, The Health Care Marketing and Communications Counsel and The Professional Convention and Management Association. Mr. Jannetti’s business and marketing background and expertise has been instrumental in steering the Bank’s marketing committee.

Vito S. Pantilione. Mr. Pantilione has served as the Company’s President and Chief Executive Officer since its formation in 2005. From the time of the Bank’s formation in 1998, Mr. Pantilione has served as the President and Chief Executive Officer and a director of the Bank. Mr. Pantilione previously was the President and owner of Eagle Valley, a diversified mortgage company located in Philadelphia, Pennsylvania. From 1991 to 1994, he was employed as President of First Commercial Bank of Philadelphia. In addition, he previously was the President and owner of Interstate Mortgage Management, a mortgage brokerage company located in South Jersey, and was the Executive Vice President of First Federal Savings of Hammonton. Mr. Pantilione also serves as a member of the foundation board of directors of the Rowan University Business College. Mr. Pantilione’s financial industries experience and expertise has been invaluable to the Company.

Executive Officers Who Are Not Directors:

David O. Middlebrook. Mr. Middlebrook has served as the Company’s Senior Vice President since its formation in 2005.  Mr. Middlebrook is the Senior Vice President, Senior Loan Officer and Corporate Secretary of the Bank.  He has over twenty-nine years experience in the commercial banking industry with a focus on commercial and real estate lending.  Mr. Middlebrook is also the past Treasurer of the Board of Directors for The Arc of Atlantic County, a non-profit entity that supports the developmentally disabled where Mr. Middlebrook served for over eleven years and continues to remain active today.

John F. Hawkins.  Mr. Hawkins is Senior Vice President and Chief Financial Officer. He joined the Bank in 2008 as Controller. Prior to joining the Bank, he was Controller for Susquehanna Bank DV, headquartered in Camden from 2006 to 2008. Mr. Hawkins was Senior Vice President/Investment Officer at Minotola National Bank from 1993 to 2006. Mr. Hawkins has over 20 years experience in banking with a career focus on asset and liability management, planning, analytics and financial reporting.

Elizabeth A. Milavsky. Ms. Milavsky joined the Bank in 2004 and is Executive Vice President and Chief Operating Officer responsible for administration of the Bank’s retail branch network, human resources and compliance. From 1982 to 2004, Ms. Milavsky was employed by Roxborough Manayunk Bank in Philadelphia, Pennsylvania as Senior Vice President of Operations. Her responsibilities included Electronic Banking, Information Technology, Retirement and Check Processing Departments, as well as the operations of the retail branch network.

Paul E. Palmieri. Mr. Palmieri is Senior Vice President of the Philadelphia Region and joined the Bank in 2004. He has more than twenty-six years of banking and accounting experience in the Philadelphia area. Prior to joining the Bank, he was a Vice President and Commercial Loan Officer at Republic First Bank in Philadelphia, Pennsylvania from 1996 to 2004. Mr. Palmieri was an Assistant Vice President and Commercial Banker at Regent Bank in Philadelphia from 1993 to 1996.

Daniel Sulpizio. Mr. Sulpizio serves as Senior Vice President, Director of Retail Banking. He has over 26 years of retail banking experience that has included consumer and commercial lending, sales and marketing and government banking.  Prior to joining Parke Bank he was the Senior Government Banking Officer for Sovereign Bank where he was responsible for developing and managing all local municipal government activities.  At PNC Bank Mr. Sulpizio held numerous leadership positions including Regional Business Banking Manager for South Jersey where he provided direction to over 30 retail branches in the delivery of business banking products and services.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that all outside Directors are independent in accordance with the requirements of Nasdaq rules. All Board members that serve on the Audit Committee, the Compensation Committee and the Nominating Committee are outside Directors and deemed independent. The Board of Directors has determined that Mr. Choate is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission.

Director Attendance

The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2009, the Board of Directors met a total 11 times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of the committees on which he served during the year ended December 31, 2009.

Committees of the Board of Directors

Nominating Committee. The nominating committee consists of Directors Choate, Dalton, Dobson, Infantolino and Pennoni.  The Nominating Committee met 1 time during the fiscal year ended December 31, 2009. The Board of Directors has adopted a written nominating committee charter for the Nominating Committee, a copy of which can be found on the Company’s web site, www.parkebank.com. The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by shareholders in selecting Board nominees are evaluated.

To be considered in the selection of Board nominees, recommendations from shareholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year’s annual meeting was first distributed to shareholders. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered. The Board believes potential directors should be knowledgeable about the business activities and market areas in which the Company engages. The committee and the Board of Directors may consider diversity in market knowledge, experience, employment, and other factors.

Compensation Committee. The Compensation Committee is comprised of Directors Choate, Dalton, Hedenberg, Jannetti, Pennoni, Phalines and Sheppard.  The Committee met 1 time during the 2009 fiscal year. The Compensation Committee has not adopted a written charter. The Committee uses financial performance of the Company relative to targeted goals and industry performance as well as the specific goals of the executive officers against annual goals as the primary consideration for compensation. The Committee also considers compensation in the marketplace for consideration of executive compensation. The Committee uses peer comparison to other financial institutions in considering director compensation and considers meetings attended, both full board and committee meetings, as the primary factor for compensation. Specifically, the board now targets director fees at the 75th percentile against peer comparisons in arriving at director compensation.

Audit Committee. The Audit Committee is comprised of Directors Choate, Dalton, Dobson, Phalines and Pennoni. The Committee met 4 times in fiscal year 2009. The Board of Directors has adopted a written audit committee charter for the Audit Committee is available on the Company’s web site, www.parkebank.com.

Audit Committee Financial Expert. The Board of Directors has determined that Fred G. Choate is an Audit Committee “financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities and Exchange Commission. Mr. Choate would be considered an independent director, under the rules of The Nasdaq Stock Market including the specific independence requirements for audit committee members.

Shareholder Communications

The Board of Directors does not have a formal process for shareholders to send communications to the Board. In view of the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from shareholders are shared with the full Board no later than the next regularly scheduled

Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of shareholders. All of the Board’s twelve members attended the 2009 annual meeting of shareholders.

Board Leadership Structure

Director Vito Pantilione serves as Chief Executive Officer of the Company and Director Celestino R. Pennoni serves as Chairman of the Board. The Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer and President will enhance Board independence and oversight.  Moreover, the separation of the Chairman of the Board and Chief Executive Officer and President will allow the Chief Executive Officer and President to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.

Board’s Role in the Risk Management Process

We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company.  Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its Audit, Loan and Asset/Liability committees and, when necessary, special meetings of independent directors.

EXECUTIVE COMPENSATION

Effective January 30, 2009, we became a participant in the United States Treasury Department’s Capital Purchase Program (“CPP”) under the Emergency Economic Stabilization Act of 2008 (“EESA”). Under EESA and Treasury Department rules, this requires us to comply with certain limits and restrictions concerning executive compensation throughout the time the Treasury Department holds an interest in our shares.

One CPP requirement is that all bonuses and other incentive compensation arrangements with the executive officers required to be named on our Summary Compensation Table (the “Named Executive Officers”) must provide that, during the time the Treasury Department holds an equity position in us, we may recover (or “claw-back”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation. Additionally, under the CPP program, we are prohibited from deducting compensation for any Named Executive Officer (“NEO”) to the extent such compensation exceeds $500,000 during any portion of a year in which the Treasury Department holds an interest in our shares, even if the compensation qualifies as “performance-based” compensation under Section 162(m) of the Internal Revenue Code (“Code”). Therefore, a portion of any future compensation, including compensation attributable to stock options or stock awards for any Named Executive Officer may not be deductible in 2010, and any other year in which the Treasury Department holds an interest in our shares to the extent that compensation paid to any NEO exceeds $500,000.

Our CEO, CFO and three of our most highly compensated senior executive officers (“SEOs”) voluntarily executed SEO Waiver Forms and SEO Letter Agreements in connection with our participation in the CPP program. By executing these documents, the SEOs waived any claims they may have as individuals against the Treasury as a result of modifications to their existing compensation arrangements that are made or will be made in order to be in compliance with Section 111 of the Emergency Economic Stabilization Act (EESA).

Such modifications on executive compensation matters include (i) ensuring that incentive compensation for the SEOs do not encourage unnecessary and excessive risks that threaten our value; (ii) requiring a “clawback” of any bonus or incentive compensation paid to an SEO based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (iii) limiting severance payments to SEOs to the limits under Section 280G of the Internal Revenue Service Code for terminations not related to a change in control transaction and (iv) agreeing we would not to deduct for tax purposes executive compensation in excess of $500,000 in a tax year for each SEO.

Section 111 of EESA was amended in its entirety with the enactment of the American Recovery and Reinvestment Act of 2009 (ARRA) on February 17, 2009. In accordance with the provisions of ARRA, no severance payments may be made to the SEOs during the period in which the U.S. Treasury holds its equity investment in our Company (other than any warrants previously issued). In addition, no bonus, retention or incentive compensation may be paid to, or accrued for, at least the five most highly compensated employees, except for such compensation in the form of: (i) long-term restricted stock that do not fully vest during the period in which the U.S. Treasury holds its equity investment in us; (ii) has a value not greater than one-third of the total amount of annual compensation of the executive receiving the stock; and (iii) other terms and conditions as the Treasury Secretary may determine are in the public interest. Bonus and incentive payments in accordance with legally binding employment contracts in place as of February 11, 2009, such as President’s Pantilione’s employment agreement, are not subject to such limitations on compensation. The Treasury has issued Interim Final Regulations in June 2009 to assist in complying with these requirements under Section 111 of EESA, as amended by ARRA.

Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned during the last fiscal year by our principal executive officer, each person who served as principal financial officer during the year and each other executive officer whose total compensation (excluding compensation attributable to changes in pension value and non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2009 exceeded $100,000 for services rendered in all capacities to the Company and the Bank.
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non- Qualified Deferred Compensation Earnings	All Other Compensation(1)	Total

Vito S. Pantilione(2)	2009	$350,000	$140,000	$0	$0	$0	$189,000	$47,600	$726,600
President and Chief Executive Officer	2008	325,000	150,000	0	0	0	176,000	45,000	696,000

F. Steven Meddick(3)	2009	$123,000	$15,000	$0	$0	$0	$0	$6,700	$144,700
Executive Vice President and Chief Financial Officer	2008	52,000	0	0	0	0	0	2,500	54,500

John F. Hawkins	2009	$113,000	$0	$0	$0	$0	$0	$5,400	$118,400
Senior Vice President and Chief Financial Officer

David O. Middlebrook	2009	$137,000	$32,000	$0	$0	$0	$98,000	$15,200	$282,200
Senior Vice President, Senior Loan Officer and Corporate Secretary	2008	130,000	35,000	0	0	0	93,000	15,000	273,000

Elizabeth Milavsky	2009	$160,000	$42,000	$0	$0	$0	$0	$9,200	$211,200
Executive Vice President and Chief Operating Officer	2008	150,000	45,000	0	0	0	0	7,000	202,000

(1)	All other compensation consists of the following:
	401k Match	Automobile Expense/ Allowance	Insurance Premiums		Change in Pension Value	Total
Vito S. Pantilione	$9,900	$29,000	$8,700	$		$47,600
F. Steven Meddick	2,200	4,500				6,700
John F. Hawkins	1,800	3,600				5,400
David O. Middlebrook	5,000	10,200				15,200
Elizabeth Milavsky	6,800	2,400				9,200

(2)
The Board of directors granted approval for Mr. Pantilione’s full bonus in accordance with his employment contract. However, at Mr. Pantilione’s request they granted him authority to reduce his bonus at his discretion. Mr. Pantilione reduced his bonus by $22,500.

(3)	Mr. F. Steven Meddick served as Chief Financial Officer from August 2008 until his death on September 27, 2009.

Grants of Plan-Based Awards. There were no plan-based awards granted to the Named Executive Officers during 2009.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information concerning outstanding equity awards of the Named Executive Officers at fiscal year end, as well as the value of such awards held by such persons at the end of the fiscal year.

	Number of	Number of	Option Awards
	Securities	Securities	Equity Incentive Plan
	Underlying	Underlying	Awards: Number of	Average
	Unexercised	Unexercised	Securities Underlying	Option	Option
	Options	Options	Unexercised	Exercise	Expiration
Name	Exercisable	Unexercisable	Unearned Options	Price	Date

Vito S. Pantilione	57,569			$8.80	2015
David O. Middlebrook	36,079			8.91	2015
Elizabeth Milavsky	20,644			13.15	2015
Paul E. Palmieri	13,965			12.67	2015

Option Exercises and Stock Vested. There were no exercises of options or stock awards during the last fiscal year for the Named Executive Officers.

Nonqualified Deferred Compensation. The Bank implemented a Supplemental Executive Retirement Plan (“SERP”) effective January 1, 2003. Vito S. Pantilione, President and David O. Middlebrook, Senior Vice President, are each participants in the SERP. Under the SERP, retirement benefits are payable to such participant commencing upon retirement after attainment of age 60 at the rate of 50% of their highest base salary paid while an employee of the Bank for the remainder of their life. If such retirement benefit payments are made for less than ten years, a survivor benefit will continue to be paid for the balance of such ten year period. Such benefits are in addition to any social security benefits. Upon a change of control of the Bank prior to the date of retirement of a participant, all benefits shall be deemed earned and non-forfeitable as if such participant had attained his or her retirement date at age 60. A participant may elect to retire after age 55 and such benefits payable shall be actuarially reduced to reflect the earlier payment commencement date. If a participant dies prior to age 60 while employed by the Bank, a survivor benefit will be paid equal to 100% of the participant’s highest salary for one year and 50% of such salary for four additional years. Benefits under the plan may be paid in the form of a lump-sum on an actuarially equivalent basis. For the year ended December 31, 2009, the Bank had total accrued plan expense of $2,237,000 with respect to benefits payable under the SERP. Benefits under the SERP will be a tax deductible expense to the Bank at the time that actual benefit payments are made. The Bank has invested in various life insurance agreements (commonly known as BOLI, for bank-owned life insurance) with policy proceeds payable to the Bank in the event of the death of plan participants. Such insurance proceeds and earnings related to such investments are anticipated to exceed any plan costs related to benefit payments.

Potential Payments Upon Termination or Change-in-Control.  As described below,  certain of the Named Executive Officers are parties to various agreements that provide for payments in connection with any termination of their employment. The following table shows the payments that would be made to the Named Executive Officers at, following or in connection with any termination of their employment in the specified circumstances as of the last business day of the last fiscal year.

				Involuntary		Change-in-
	Voluntary	Early	Normal	Not For Cause	For Cause	Control
Name and Plan	Termination(1)	Retirement(2)	Retirement(2)	Termination(3)	Termination	Termination(3)	Disability(4)	Death(5)

Vito S. Pantilione	$350,000	$175,000	$175,760	$1,500,000	$	$1,500,000	$350,000	$695,000
David O. Middlebrook		68,500	92,515	422,500		422,500		200,000
John F. Hawkins								200,000
Elizabeth Milavsky				505,000		505,000		200,000
Paul E. Palmieri				360,000		360,000		200,000

_________
(1)           The payment represents the annual amount payable to the executive for a minimum of 2 years and a maximum of 3 years.
(2)	Early retirement payments and normal retirement payments represent eligible annual payments under the SERP Plan for ages 55 and 60, respectively.
(3)	These payments represent a maximum lump sum payment to the Named Executive upon termination of their contract.
(4)
The disability payment includes insurance disability as well as Company compensation on an annual basis for the remainder of the named executive’s term of employment contract (minimum of 2 years up to a maximum of 3 years).

(5)	Death benefits represent total life insurance payments that would be paid out to the named executive’s heirs.

Employment Agreements. The Bank has entered into an employment agreement with Mr. Pantilione. Mr. Pantilione’s base salary under the employment agreement for the year ended December 31, 2009 was $350,000. Mr. Pantilione’s employment agreement has a term of three years that is automatically extended for one year on January 1st of each year, unless notice of termination of the automatic extension is given in accordance with the terms of the employment agreement. The employment agreement may be terminated by the Bank for “cause” as defined in the agreement. If the Bank terminates Mr. Pantilione’s employment without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that after Mr. Pantilione’s employment is terminated in connection with any change in control, he will be paid a lump sum amount equal to the balance of the annual compensation due under the agreement plus an amount equal to 3.0 times the highest rate of bonus awarded to him during the three years prior to such termination. If payment had been made under the agreement as of December 31, 2009, the payment to Mr. Pantilione would have equaled approximately $1,500,000. The employment agreement also grants the right of the employee, within six months following a termination without cause or a voluntary termination by the employee for good reason, to require the Company to repurchase all of the employee’s shares of Common Stock, warrants and options of the Company then owned by the employee at the closing price of such stock on the business day immediately preceding the date of notice of the employee’s exercise of this right. The employment agreement also grants the right of the employee, within six months following a termination without cause or a voluntary termination by the employee for good reason, to require the Company to repurchase all of the employee’s shares of Common Stock, warrants and options of the Company then owned by the employee at the closing price of such stock on the business day immediately preceding the date of notice of the employee’s exercise of this right. The employment agreement also contains an agreement not to compete with the Bank which restricts certain post-employment activities of the employee within the Counties of Gloucester, Camden, Salem or Cumberland, New Jersey, for two years following termination of employment with the Bank.

Change in Control Severance Agreements. The Company has implemented Management Change in Control Agreements with certain of its named executive officers (Elizabeth Milavsky, Executive Vice President, Paul Palmieri, Senior Vice President, and David Middlebrook, Senior Vice President). Such severance benefits associated with termination of employment following a change in control will equal two and one-half times the most recent salary and bonus-payment, not to exceed the tax deductible amounts under Section 280G of the Code.

DIRECTOR COMPENSATION

Set forth below is a table providing information concerning the compensation of the directors of Parke Bancorp, Inc. who are not Named Executive Officers for the last completed fiscal year (2009).

Total
Name	Compensation(1)

Celestino R. Pennoni	$ 46,000
Thomas Hedenberg	36,970
Fred G. Choate	23,430
Daniel J. Dalton	15,140
Arret F. Dobson	16,070
Edward Infantolino	11,650
Anthony J. Jannetti	14,915
Jeffrey H. Kripitz	26,765
Richard Phalines	34,015
Jack C. Sheppard, Jr.	28,635
Ray H. Tresch	27,715

_____________
(1) Total compensation reflects fees paid in cash during 2009.

At December 31, 2009, Directors had the following number of stock option awards outstanding:

Name	Number of Options

Celestino R. Pennoni	30,866
Thomas Hedenberg	12,903
Fred G. Choate	15,180
Daniel J. Dalton	15,180
Arret F. Dobson	11,385
Edward Infantolino	11,385
Anthony J. Jannetti	11,385
Jeffrey H. Kripitz	11,385
Richard Phalines	11,385
Jack C. Sheppard, Jr.	11,385
Ray H. Tresch	11,385

All of the options shown above for the Directors of Parke Bancorp are fully vested as of December 31, 2009.

For the year ended December 31, 2009, the chairman, vice-chairman and each other non-employee director received board fees of $23,100, $12,705 and $7,700, respectively. Retainers of $21,500, $9,850 and $4,650 were paid to the chairman, vice-chairman and each other non-employee director respectively, regardless of attendance. Additionally, fees were paid in connection with attendance of committee meetings for all non-employee directors. For the fiscal year ended December 31, 2009, board fees totaled $281,300.  Currently, each Company Director also serves as a Bank Director. Directors’ fees are paid by the Bank; there are no additional fees paid by the Company.

RELATED PARTY TRANSACTIONS

In the normal course of its business as a financial institution, the Bank has granted loans to its officers, directors and their affiliates. The terms of these related party loans, including interest rates, collateral and repayment terms, are similar to those prevailing for comparable transactions with other customers and do not involve more than a normal risk of collectability or other unfavorable features. At December 31, 2009, the aggregate outstanding principal balance of all such related party loans was $23,644,000 and all such loans were current and performing in accordance with their terms.

The Company purchased in 2009 employee benefits such as medical insurance, life insurance and disability insurance from an insurance agency owned by one of its Board members, Jeffrey H. Kripitz, which amounted to $470,000. Mr. Kripitz has beneficial ownership of 249,881 shares, or 6.18% of the Company’s outstanding shares.

PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors of the Company has appointed McGladrey & Pullen, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2010, subject to ratification by the Company’s shareholders. A representative of McGladrey & Pullen, LLP is expected to be present at the Annual Meeting and available to respond to appropriate questions, and he will have the opportunity to make a statement if he so desires.

Audit Fees. The aggregate fees billed by McGladrey & Pullen, LLP for professional services rendered for the audit of the Company’s annual consolidated financial statements and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2009 and 2008, were $96,127 and $92,000, respectively.

Audit Related Fees. The aggregate fees billed by McGladrey & Pullen, LLP for audit and related services for the years ended December 31, 2009 and 2008, were $6,000 and $0, respectively.

Tax Fees. The aggregate fees billed by RSM McGladrey, Inc. for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2009 and 2008 were $15,740 and $11,116, respectively.

All Other Fees. The aggregate fees billed by McGladrey & Pullen, LLP for all other services for the years ended December 31, 2009 and 2008, were $0 and $1,000, respectively.

The Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services. It is the Audit Committee’s policy to pre-approve all audit and non-audit services prior to the engagement of the

Company’s independent auditor to perform any service. All of the services listed above for 2009 and 2008 were approved by either the Company’s or the Bank’s Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

Ratification of the appointment of the independent auditor requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the shareholders of the Company at the Annual Meeting. The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent auditor for the 2010 fiscal year.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s main responsibilities include establishing and reviewing the Company’s internal controls and operating procedures to ensure compliance by the Company with all applicable laws, regulations, generally accepted accounting standards and customary operating procedures and practices. The Audit Committee also monitors the results of examinations by the Company’s independent auditor. During the year ended December 31, 2009, this committee met 4 times.

For the fiscal year ended December 31, 2009, the Audit Committee: (i) reviewed and discussed the Company’s audited consolidated financial statements with management, (ii) reviewed and discussed the key initiatives and programs aimed at ensuring the effectiveness of the company’s internal and disclosure control structure, (iii) discussed with the Company’s independent auditor, McGladrey & Pullen, LLP, all matters required to be discussed under Statement on Auditing Standards No. 61 as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and (iv) received from McGladrey & Pullen, LLP disclosures regarding McGladrey & Pullen, LLP’s independence as required by applicable requirements of the Public Company Accounting Oversight Board and discussed with McGladrey & Pullen, LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Audit Committee:
Fred G. Choate (Chairman)
Daniel J. Dalton
Arret Dobson
Richard Phalines
Celestino R. Pennoni

PROPOSAL III – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The American Recovery and Reinvestment Act of 2009 requires the Company to permit a non-binding shareholder vote on the compensation of the Company’s named executive officers, as described in its proxy statement during the period in which any obligation arising from the Company’s participation in the TARP Capital Purchase Program remains outstanding.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

 “Resolved, that the shareholders approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in this proxy statement.”

As provided in the Act, this vote will not be binding on the board of directors and may not be construed as overruling a decision by the board nor to create or imply any additional fiduciary duty by the board. The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting. On this matter, abstentions will have no effect on the voting. The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy materials for the annual meeting of shareholders to be held in 2011, all shareholder proposals must be received at the executive office of the Company at 601 Delsea Drive, Washington Township, New Jersey 08080 by November 26, 2010. Shareholder proposals must meet other applicable criteria as set forth in the bylaws in order to be considered for inclusion in the proxy materials.

Shareholder proposals that are not included in the Company’s proxy statement for the 2011 annual meeting will only be considered at such meeting if the shareholder submits notice of the proposal to the Company at the above address by February 25, 2011. Shareholder proposals must meet other applicable criteria as set forth in the bylaws in order to be considered at the 2011 annual meeting.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires the Company’s directors, and executive officers to file reports of ownership and changes in their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the Company’s knowledge, all of the filings by our directors and executive officers, were made on a timely basis during the 2009 fiscal year.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING TO BE HELD ON APRIL 27, 2010

The proxy statement and Annual Report to Shareholders are available at www.cfpproxy.com/5403. For information on how to obtain directions to the Annual Meeting, please call or email Alisa Davis at (856) 256-2500 or adavis@parkebank.com, respectively.

Stockholders can elect to receive future proxy statements and annual reports over the internet rather than in printed form. Stockholders of record can make this election by calling Investor Relations toll-free at 1 (800) 866-PARKEBK, sending an email to InvestorRelations@parkebank.com, or by following the instructions at www.parkebank.com. If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission will be furnished without charge to shareholders as of the Record Date upon written request to the Chief Financial Officer, Parke Bancorp, Inc., 601 Delsea Drive, Washington Township, New Jersey 08080.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David O. Middlebrook
David O. Middlebrook
Corporate Secretary

PARKE BANCORP, INC.
[X] PLEASE MARK VOTES
AS IN THIS EXAMPLE			For	With- Hold	For All Except
ANNUAL MEETING OF SHAREHOLDERS APRIL 27, 2010	1.	The election as director of the nominees listed.	☐	☐	☐

The undersigned hereby appoints the Board of Directors of Parke Bancorp, Inc. (the “Company”), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Meeting”), to be held at The Terra Nova Restaurant, 590 Delsea Drive, Washington Township, New Jersey, on April 27, 2010, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

BOARD NOMINEES FOR TERM TO EXPIRE IN 2013
Fred G. Choate, Edward Infantolino, Jeffrey H. Kripitz
and Jack C. Sheppard, Jr.

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS			For	Against	Abstain
	2.	The ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2010.	☐	☐	☐
			For	Against	Abstain
	3.	The approval of an advisory (non-binding) proposal regarding executive compensation	☐	☐	☐

	4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors recommends a vote “FOR” the above listed nominees and proposals.

	Please check box if you plan to attend the meeting.			à	☐

The signed proxy will be voted as directed, but if no Instructions are specified, this signed proxy will be voted for the nominees and for the other proposals stated. If any other business is presented at such meeting, this signed proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Please be sure to sign and date this	Date
Proxy in the box below

Sign above
+					+
^		Detach above card, date, sign and mail in postage paid envelope provided.		^

PARKE BANCORP, INC.
601 DELSEA DRIVE • WASHINGTON TOWNSHIP, NEW JERSEY 08080

Should the above signed be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder’s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.
The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, Proxy Statement and 2009 Annual Report.
Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.